UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 7, 2008

WASHINGTON TRUST BANCORP, INC.
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(Exact Name of Registrant as Specified in Charter)

Rhode Island	0-13091	05-0404671
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Broad Street, Westerly, Rhode Island 02891
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 348-1200

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The information provided in Item 2.03 is hereby incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Washington Trust Bancorp, Inc. (the “Corporation”) sponsored the creation of Washington Preferred Capital Trust (“Washington Preferred”).  Washington Preferred is a newly formed Delaware statutory trust, which will serve as special purpose finance subsidiary.  The Corporation is the owner of all of the common securities of Washington Preferred.

On April 7, 2008, Washington Preferred issued $10,000,000 of trust preferred securities (the "Capital Securities") in a private placement to two institutional investors pursuant to an applicable exemption from registration.  The Capital Securities mature in June 2038, are redeemable at the Corporation's option beginning after five years, and require quarterly distributions by Washington Preferred to the holders of the Capital Securities, at a rate of 6.2275% until June 15, 2008, and resets quarterly thereafter at a rate equal to the three-month LIBOR rate plus 3.50%.  The Corporation has irrevocably and unconditionally guaranteed the Capital Securities and, to the extent not paid by Washington Preferred, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders. The proceeds of the Capital Securities, along with the proceeds of $310,000 from the issuance of common securities (the "Common Securities") by Washington Preferred to the Corporation, were used to purchase $10,310,000 of the Corporation's floating rate junior subordinated debentures (the "Washington Preferred Debentures"). The Corporation will use the proceeds from the sale of the Washington Preferred Debentures for general corporate purposes.

The Washington Preferred Debentures were issued pursuant to an indenture dated April 7, 2008 (the "Indenture"), between the Corporation, as issuer, and Wilmington Trust Company, as trustee.  Like the Capital Securities, the Washington Preferred Debentures bear interest at a rate of 6.2275% until June 15, 2008, and resets quarterly thereafter at a rate equal to the three-month LIBOR rate plus 3.50%.  The interest payments by the Corporation on the Washington Preferred Debentures will be used to pay the quarterly distributions payable by Washington Preferred to the holders of the Capital Securities.  However, the Corporation may defer interest payments on the Washington Preferred Debentures so long as no event of default, as described below, has occurred under the Washington Preferred Debentures for up to 20 consecutive quarters.  In the event the Corporation properly defers interest payments on the Washington Preferred Debentures, Washington Preferred will be entitled to defer distributions otherwise due on the Capital Securities.

The Washington Preferred Debentures are subordinated to any other indebtedness of the Corporation that, by its terms, is not similarly subordinated.  The Washington Preferred Debentures mature on June 15, 2038, but may be redeemed at the Corporation's option, subject to the prior approval of the Board of Governors of the Federal Reserve System, to the extent required under applicable guidelines or policies, (i) at any time on or after June 15, 2013, (ii) or upon the occurrence of certain events, such as a change in the regulatory capital treatment of the Washington Preferred Debentures, Washington Preferred being deemed an investment company or the occurrence of certain adverse tax events. Under such circumstances, the Corporation may redeem the Washington Preferred Debentures at their aggregate principal amount, plus accrued and unpaid interest, if any.

The Washington Preferred Debentures may be declared immediately due and payable at the election of the trustee or holders of at least 25% of aggregate principal amount of outstanding Washington Preferred Debentures upon the occurrence of an event of default.  An event of default generally means (1) a default in the payment of the principal amount of the Washington Preferred Debentures as and when such amount becomes due, including at maturity, (2) a default in the payment of any interest following the deferral of interest payments by the Corporation for 20 consecutive quarters, (3) a default in the Corporation's performance, or breach, of any covenant, agreement or warranty in the Indenture which is not cured within 60 days, (4) the institution of any bankruptcy or similar proceedings by or against the Corporation, or (5) the liquidation, dissolution or winding up of Washington Preferred, other than as contemplated in the Indenture.

The Corporation also entered into a Guarantee Agreement dated April 7, 2008 pursuant to which it has agreed to guarantee the payment by Washington Preferred of distributions on the Capital Securities, and the payment of the principal amount of the Capital Securities when due, either at maturity or on redemption, but only if and to the extent that Washington Preferred fails to pay distributions on or the principal amount of the Capital Securities after having received interest payments or principal payments on the Washington Preferred Debentures from the Corporation for the purpose of paying those distributions or the principal amount of the Capital Securities.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10.1
Amended and Restated Declaration of Trust of Washington Preferred Capital Trust dated April 7, 2008, by and among Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, Washington Trust Bancorp, Inc., as sponsor, and the Administrators listed therein.

10.2	Indenture dated as of April 7, 2008, between Washington Trust Bancorp, Inc., as Issuer, and Wilmington Trust Company, as Trustee.
10.3	Guarantee Agreement dated April 7, 2008, by and between Washington Trust Bancorp, Inc. and Wilmington Trust Company.
10.4	Certificate Evidencing Floating Rate Capital Securities of Washington Preferred Capital Trust dated April 7, 2008.
10.5	Floating Rate Junior Subordinated Deferrable Interest Debenture of Washington Trust Bancorp, Inc. dated April 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date: April 11, 2008	By:	/s/ John C. Warren
John C. Warren
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amended and Restated Declaration of Trust of Washington Preferred Capital Trust dated April 7, 2008, by and among Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, Washington Trust Bancorp, Inc., as sponsor, and the Administrators listed therein.

10.2	Indenture dated as of April 7, 2008, between Washington Trust Bancorp, Inc., as Issuer, and Wilmington Trust Company, as Trustee.
10.3	Guarantee Agreement dated April 7, 2008, by and between Washington Trust Bancorp, Inc. and Wilmington Trust Company.
10.4	Certificate Evidencing Floating Rate Capital Securities of Washington Preferred Capital Trust dated April 7, 2008.
10.5	Floating Rate Junior Subordinated Deferrable Interest Debenture of Washington Trust Bancorp, Inc. dated April 7, 2008.